PROMISSORY NOTE

$200,000.00                                                    October 12, 2000


         FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of Matria Healthcare, Inc., a Delaware corporation ("Company"), the principal sum of Two Hundred Thousand Dollars and Zero Cents ($200,000.00), payable, together with all accrued interest, in full on January 1, 2002 (the "Maturity Date"); provided that, (i) if the closing bid price for the Company's Common Stock on any trading day between the date of this Promissory Note and the
Maturity   Date  equals  or  exceeds  $6.00  per  share  (as  adjusted  for  any reorganizations, recapitalizations, stock splits, reverse stock splits or similar transactions), and (ii) the undersigned is still employed as President and CEO of the Company on the Maturity Date or the undersigned's employment as President and CEO is earlier terminated by the Company without cause or due to the undersigned's death or disability, the entire principal and interest payable under this Promissory Note and all accrued and unpaid interest shall be forgiven and the undersigned shall have no further obligation to the Company hereunder. For purposes of the preceding sentence, "cause" shall mean the Company's termination of the undersigned's employment on the basis of criminal or civil fraud on the party of the undersigned involving a material amount of funds of the Company. This Promissory Note shall bear interest until maturity (whether by acceleration or otherwise) at the rate of six percent (6%) per annum.

         This Promissory Note shall automatically become due and payable, in full, prior to maturity without the giving of notice of any kind (all of which is expressly waived) upon the first to occur of the following events or dates:

     (1)  the  voluntary  or  involuntary   termination  of  the   undersigned's
employment with the Company for any reason whatsoever;

     (2) a decree or order by a court having jurisdiction shall have been entered adjudging the undersigned bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the undersigned or a substantial part of the undersigned's property under the federal bankruptcy laws or any other similar applicable federal or state law, and such decree or order shall have continued undischarged or unstayed for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the undersigned or a substantial part of her affairs, shall have been entered, and such decree order shall have remained in force undischarged and unstayed for a period of 60 days; or

     (3) the undersigned shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against him, or shall file a petition or answer or consent seeking reorganization under the federal bankruptcy laws, or any other similar applicable federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment or a receiver or liquidator or trustee or assignee in bankruptcy for himself or a substantial part of his property, or shall make an assignment for the benefit of creditors, or shall admit, in writing, his inability to pay his debts generally as they become due.

         In the event the note is not paid in full at stated maturity or upon the occurrence of events (i), (ii), or (iii) stated above, the undersigned hereby expressly authorizes the Company to automatically withhold a dollar amount equal to the Company determined installments of principal and interest due hereunder from the undersigned's biweekly paycheck for purposes of paying the scheduled installments of principal and interest on this Promissory Note. In addition, the undersigned expressly authorizes the Company to withhold and apply as a repayment of the principal of this Promissory Note and the interest accrued thereon through the date of such prepayment, the full amount of any bonus, severance or similar compensation payable to the undersigned after the date hereof and prior to the payment, in full, of the principal of and interest on this Promissory Note.

         Payments of principal and interest shall be made in lawful money of the United States of America at the offices of Matria Healthcare, Inc., 1850 Parkway Place, Marietta, Georgia 30067, or such other address as shall be designated, in writing, from time to time.

         Nothing in this Promissory Note shall be deemed to constitute a contract of employment.

         This Promissory Note shall be governed by and construed in accordance with the laws of the State of Georgia.

                                        ----------------------------------
                                        Parker H. Petit